Exhibit 32.1
Corcept Therapeutics Incorporated
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Corcept Therapeutics Incorporated (the “Company”) on Form 10-K for the period ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph K. Belanoff, M.D., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph K. Belanoff
Joseph K. Belanoff, M.D.
Chief Executive Officer and President
(Principal Executive Officer)
February 26, 2025

This certification is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Corcept Therapeutics Incorporated under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, irrespective of any general incorporation language contained in such filing.